SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date earliest event reported) October 12, 2004

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.
1-8474	ENTERGY LOUISIANA, INC. (a Louisiana corporation) 4809 Jefferson Highway Jefferson, Louisiana 70121 Telephone (504) 840-2734	72-0245590

Item 2.02. Results of Operations and Financial Condition

Entergy Louisiana, Inc.

On October 12, 2004, Entergy Louisiana, Inc. distributed to certain investors a prospectus supplement to its prospectus dated April 9, 2004. The prospectus supplement contained information regarding its results of operations for the quarter ended September 30, 2004, the text of which is attached hereto as Exhibit 99.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description
99	Excerpt from Prospectus Supplement of Entergy Louisiana, Inc. dated October 12, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entergy Louisiana, Inc.
By: /s/ Nathan E. Langston
Nathan E. Langston Senior Vice President and Chief Accounting Officer

Dated: October 14, 2004